SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 11, 2005

CASCADE BANCORP
(Exact name of Registrant as specified in its charter)

Oregon	0-23322	93-1034484
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1100 NW Wall Street
Bend, Oregon 97701
(Address of principal executive offices)
(Zip Code)

(541) 385-6205
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K file is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02          RESULTS OF OPERATIONS AND FINANCIAL CONDITION

                             Exhibit 99.1 Press Release dated January 11, 2005.

ITEM 7.01          REGULATION FD DISCLOSURE

               On January 11, 2005, Cascade Bancorp announced by press release its earnings for the fourth quarter and full year of 2004, including certain forward looking statements.  All of the information in the press release, appearing in Exhibit 99.1, is not filed but is furnished pursuant to Regulation FD.

ITEM 9.01          FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Business Acquired

Not applicable.

(b)	Prof Forma Financial Information

Not applicable.

(c)	Exhibits

Exhibit 99.1 Press Release dated January 11, 2005.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

CASCADE BANCORP

	By:	/s/ GREGORY D. NEWTON

Gregory D. Newton
Executive Vice President/
Chief Financial Officer/Secretary

Date: 1/11/2005